SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2002

                      American Home Mortgage Holdings, Inc.
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               (Exact Name of Registrant as Specified in Charter)

            Delaware                  000-27081             13-4066303
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  (State or Other Jurisdiction       (Commission        (I.R.S. Employer
        of Incorporation)            File Number)      Identification No.)

520 Broadhollow Road, Melville, New York                       11747
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(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code: (631) 899-3900
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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                           FORWARD-LOOKING STATEMENTS

      This Form 8-K contains "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. The words "believe," "will be able," "anticipate," "estimate," "should," "will," "expect," "continue," "intend" or similar words are intended to identify forward-looking statements. Such statements involve risks and uncertainties that exist in the Company's operations and business environment that could render actual outcomes and results materially different than predicted. The Company's forward-looking statements are based on assumptions about many factors, including, but not limited to: changes in the real estate market, interest rates or the general economy of the markets in which the Company operates; economic, technological or regulatory changes affecting the use of the Internet; the Company's ability to employ and retain qualified employees; changes in government regulations that are applicable to the Company's regulated brokerage and property management businesses; the Company's ability to identify and complete acquisitions and successfully integrate the businesses it acquires; changes in the demand for the Company's services; the degree and nature of the Company's competition; and general volatility of the capital markets and the market price of the Company's common stock. While the Company believes that its assumptions are reasonable at the time forward-looking statements were made, it cautions that it is impossible to predict the actual outcome of numerous factors and, therefore, readers should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made and the Company undertakes no obligation to update such statements in light of new information or otherwise.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

      On June 13, 2002, American Home Mortgage Holdings, Inc., a Delaware corporation (the "Company"), entered into a Stock Purchase Agreement (the "Agreement") to acquire Columbia National, Incorporated, a Delaware corporation ("Columbia"), for a purchase price of $37 million in cash. The acquisition of Columbia is subject to a number of conditions, including the Company's ability to raise at least $30 million in proceeds from a public offering of its common stock. Columbia is the wholly-owned subsidiary of Columbia National Holdings, Inc. and is engaged in the business of originating, selling and servicing residential mortgage loans. The Company currently anticipates that the acquisition will be consummated on or about June 30, 2002, but there can be no assurances that the acquisition will be consummated by such time, or at all.

      A copy of the Agreement is attached hereto as Exhibit 2.1. The foregoing description of the transaction is qualified in its entirety by reference to the full text of the Agreement, which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a) Consolidated Financial Statements of Business to be Acquired

      The audited consolidated balance sheet of Columbia and its subsidiaries as of and for the years ended December 31, 2001, 2000 and 1999 and the related consolidated statements of income, changes in shareholders' equity and cash flows for the periods then ended, appear as Exhibit 99.1.a to this Form 8-K and are incorporated herein by reference.

      Columbia's consolidated financial statements as of and for the years ended December 31, 2001, 2000 and 1999 included in this Form 8-K have been audited by Arthur Andersen LLP, independent public accountants, in reliance upon the authority of that firm as experts in accounting and auditing in giving said reports. We have not been able to obtain, after reasonable efforts, the written consent of Arthur Andersen to our naming the firm in this Form 8-K, to the inclusion of their reports in this form 8-K or to the incorporation by reference of their reports in our registration statement on Form S-3 (No. 333-71386) and we have not included Arthur Andersen's consent herein.

      The unaudited condensed consolidated balance sheet as of March 31, 2002 and the unaudited condensed statements of income, changes in shareholders' equity and cash flows for the three months ended March 31, 2002 and 2001 appear as Exhibit 99.1.b to this Form 8-K and are incorporated herein by reference. The unaudited condensed consolidated financial statements as of and for the three months ended March 31, 2002 have been reviewed by Deloitte & Touche LLP, whose review report also is included as part of
      Exhibit 99.1.b and is incorporated herein by reference.

      (b) Pro Forma Financial Information

      The pro forma combined financial data set forth herein give effect to the pending acquisition of Columbia by the Company.

      The pro forma financial information as of and for the year ended December 31, 2001 and the three-month period ended March 31, 2002 appear as Exhibit
      99.2 to this Form 8-K and are incorporated herein by reference.

      (c) Exhibits

EXHIBIT NUMBER                      DESCRIPTION
--------------                      -----------

      2.1 Stock Purchase Agreement, dated June 13, 2002, by and among Columbia National Holdings, Inc., Columbia National, Incorporated and American Home Mortgage Holdings, Inc.

      15.1 Letter in lieu of consent for review report of Deloitte & Touche LLP.

      99.1.a Audited consolidated financial statements of Columbia National, Incorporated as of and for the years ended December 31, 2001, 2000 and 1999 and related audit reports of Arthur Andersen LLP.

      99.1.b Unaudited condensed consolidated balance sheet as of March 31, 2002 and unaudited condensed consolidated statements of income, changes in shareholders' equity and cash flows for the three-month periods ended March 31, 2002 and 2001 of Columbia National, Incorporated and review report of Deloitte & Touche LLP on the March 31, 2002 unaudited condensed consolidated financial statements.

      99.2 Pro forma financial information for the year ended December 31, 2001 and as of and for the three-month period ended March 31, 2002.

      99.3                          Press Release of the Registrant, dated June
                                    13, 2002.

ITEM 9. REGULATION FD DISCLOSURE

      The Company incorporates by reference into this Item 9 the information in its Press Release attached hereto as Exhibit 99.3. The information in this Item 9, including the Press Release, is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this Form 8-K will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference. The furnishing of the information in this Form 8-K is not intended to, and does not, constitute a determination or admission by the Company that the information in this Form 8-K is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 13, 2002

                              AMERICAN HOME MORTGAGE HOLDINGS, INC.

                              By: /s/ Michael Strauss
                                  ----------------------------------------------
                                  Name:  Michael Strauss
                                  Title: President & Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT NUMBER                            DESCRIPTION
--------------                            -----------

      2.1 Stock Purchase Agreement, dated June 13, 2002, by and among Columbia National Holdings, Inc., Columbia National, Incorporated and American Home Mortgage Holdings, Inc.

      15.1        Letter in lieu of consent for review report of Deloitte &
                  Touche LLP.

      99.1.a Audited consolidated financial statements of Columbia National, Incorporated as of and for the years ended December 31, 2001, 2000 and 1999 and related reports of Arthur Andersen LLP.

      99.1.b Unaudited condensed consolidated balance sheet as of March 31, 2002 and unaudited condensed consolidated statements of income, changes in shareholders' equity and cash flows for the three-month periods ended March 31, 2002 and 2001 of Columbia National, Incorporated and review report of Deloitte & Touche LLP on the March 31, 2002 unaudited condensed consolidated financial statements.

      99.2 Pro forma financial information for the year ended December 31, 2001 and as of and for the three-month period ended March 31, 2002.

      99.3        Press Release of the Registrant, dated June 13, 2002.